WARRANT TO SUBSCRIBE TO COMMON SHARES

No 2023-2

Right to subscribe for 25,000 shares of common stock of Ocean Biomedical, Inc., a Delaware corporation, par value of $.0001 per share.

THIS WARRANT AND ANY SECURITIES THAT MAY BE ISSUED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, OF AN EXEMPTION FROM REGISTRATION THEREUNDER.

THIS IS TO CERTIFY that upon surrender of this warrant at or before 5:00 P.M., eastern standard time, on the expiration date stated below, at the office of Ocean Biomedical, Inc. (formerly Aesther Healthcare Acquisition Corp), 55 Claverick St., Room 325, Providence, Rhode Island 02903, **SECOND STREET CAPITAL, LLC** is entitled (upon the terms and conditions herein set forth) to subscribe at TEN and 34/100 DOLLARS ($10.34) per share to common shares of the par value of $0.0001 per share of Ocean Biomedical, Inc., a Delaware corporation (hereinafter called the "***Company***").

Such subscription must be made by surrendering this warrant with the subscription form on the reverse hereof completed and signed and either (i) delivering payment in full at the time of subscription by check or bank draft payable in U.S. funds to the order of Ocean Biomedical, Inc., or (ii) electing to receive only the number of shares which represents the value of the difference between the fair market value of the shares and the exercise price (a "***Cashless Exercise***").

Certificates for shares will be delivered as soon as practicable after subscriptions are received.

UNLESS SUBSCRIPTION AND PAYMENT/CASHLESS EXERCISE ELECTION BE SO MADE AT OR BEFORE 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE STATED BELOW, THIS WARRANT WILL BECOME WHOLLY VOID AND THE SUBSCRIPTION RIGHT EVIDENCED HEREBY WILL TERMINATE.

THIS WARRANT IS ISSUED IN ACCORDANCE WITH THE LOAN AGREEMENT BETWEEN OCEAN BIOMEDICAL, INC. AND SECOND STREET CAPITAL, LLC, ORIGINALLY DATED FEBRUARY 22, 2022 AND MOST RECENTLY AMENDED EFFECTIVE FEBRUARY 15, 2023 (THE "***LOAN AGREEMENT #2***").

If, after the issuance of this warrant, outstanding shares of common stock is subdivided into a greater number of shares, the Company issues a dividend in common stock, or the outstanding common stock is combined into a smaller number of shares, the number of shares of common stock subject to this warrant and the exercise price shall be proportionately adjusted. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the warrant holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property

receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this warrant immediately prior thereto, subject to any adjustment dictated by the previous sentence. When any adjustment is required to be made in the number or class of shares or exercise price, the Company shall promptly mail to the holder of this warrant a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the exercise price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this warrant shall be exercisable after such adjustment.

Title hereto is transferable, with the same effect as in the case of a negotiable instrument, by delivery by any person in possession hereof, howsoever such possession may have been acquired; and every taker or holder of this warrant, by accepting the same, agrees thereto with every subsequent taker and holder hereof, as well as with the Company.

Neither this warrant nor the related shares have been registered under the Securities Act, and may be transferred only pursuant to an effective registration thereunder or an exemption from the registration requirements of the Securities Act, and otherwise in compliance with applicable state securities laws. This warrant may not be transferred if such transfer would require any registration or qualification under, or cause the loss of exemption from registration or qualification under, the Securities Act or any applicable state securities law with respect to the warrant or the related shares. This warrant and any related shares shall bear an appropriate legend with respect to such restrictions on transfer. This warrant is transferable only upon the books that the Company shall cause to be maintained for such purpose. Any assignment or transfer may be made by surrendering this warrant to the Company together with the attached assignment form properly executed by the assignor or transferor. Upon such surrender the Company will execute and deliver, in the case of an assignment or transfer in whole, a new Warrant in the name of the assignee or transferee or, in the case of an assignment or transfer in part, a new warrant in the name of the assignee or transferee named in such instrument of assignment or transfer and a new warrant in the name of the assignor or transferor covering the portion of this warrant not assigned or transferred to the assignee or transferee.

The shares issuable pursuant to this warrant shall be imprinted with a legend in substantially the following form:

> THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, OF AN EXEMPTION FROM REGISTRATION THEREUNDER.

Expiration Date: February 15, 2028

OCEAN BIOMEDICAL, INC.

By: DocuSigned by: Elizabeth Ng 150D89E848DC490...

Name: Elizabeth Ng

Title: Chief Executive Officer

FORM OF SUBSCRIPTION

[date]

To: Ocean Biomedical, Inc.
55 Claverick Street #325
Providence, RI 02903.

The undersigned hereby subscribes, upon the terms mentioned in the within warrant, for the shares covered thereby, and hereby (check one box):

☐ Elects a Cashless Exercise;
or
☐ Makes payment of such subscription in full.

The undersigned represents that (i) the aforesaid warrant shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the Warrant Shares issuable upon exercise of this warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid warrant shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the warrant shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with evidence of an available exemption from such registration reasonably satisfactory to the Company (which may include, among other things, an opinion of counsel satisfactory to the Company, stating that such registration is not required).

Subscriber: ______________________________

By: ______________________________

Its: ______________________________